EXHIBIT 99.1
Goodrich Corporation 2007 Investor Conference New York City October 31, 2007

Goodrich Investor Conference October 31, 2007 Agenda Agenda 12:00 p.m. - 1:00 p.m. Registration & Lunch 1:00 p.m. - 4:00 p.m. Introductory Comments - Paul Gifford Goodrich Overview - Marshall Larsen Actuation & Landing Systems - Jack Carmola Nacelles & Interior Systems - Cindy Egnotovich Electronic Systems - Jerry Witowski ~ Break ~ Operational Excellence & Technology - John Grisik Financial Review - Scott Kuechle Panel Q&A - All Presenters Closing Remarks - Marshall Larsen

Goodrich Corporation Presenters Marshall Larsen Chairman, President and Chief Executive Officer Jack Carmola Segment President, Actuation & Landing Systems Cindy Egnotovich Segment President, Nacelles & Interior Systems Jerry Witowski Segment President, Electronic Systems John Grisik Executive Vice President, Operational Excellence & Technology Scott Kuechle Senior Vice President & Chief Financial Officer Paul Gifford Vice President, Investor Relations

Executive Profile Marshall Larsen Chairman, President and Chief Executive Officer Marshall Larsen is Chairman, President and Chief Executive Officer of Goodrich Corporation. He was named to his current position in October 2003. Marshall joined the company in 1977 as an Operations Analyst and Financial Manager. In 1981, he became Director of Planning and Analysis and subsequently Director of Product Marketing. In 1986, he became Assistant to the President and later served as General Manager of several divisions of the company's aerospace business. In 1994, he was elected a Vice President of the company and was named a Group Vice President of Goodrich Aerospace. In 1995 he was appointed Executive Vice President of the company and President and Chief Operating Officer of Goodrich Aerospace. In February 2002 Marshall was named President and Chief Operating Officer of Goodrich Corporation. He was appointed President and Chief Executive Officer in April 2003. Marshall received a Bachelor of Science degree in engineering from the United States Military Academy, West Point, N.Y., in 1970. He received a Master of Science degree from the Krannert Graduate School of Industrial Management at Purdue University in West Lafayette, Ind., in 1977. Marshall is a member of the Board of Governors and Executive Committee of the U.S. Aerospace Industries Association, and a member of the Board of Directors of the Charlotte Regional Partnership. He also serves as a Director of the Lowes Company, and Becton, Dickinson and Company.

Executive Profile Jack Carmola Segment President, Actuation and Landing Systems Jack Carmola is Segment President, Actuation and Landing Systems. The strategic business units within this segment are Actuation Systems, Aircraft Wheels and Brakes, Aviation Technical Services, Engine Components, and Landing Gear. Jack joined Goodrich in 1996 as President of the Landing Gear division. He continued in this role after the Coltec merger was completed in 1999, and was responsible for the integration of Goodrich and former Menasco Landing Gear businesses. He was named President, Engine Systems, in November of 1999, and subsequently promoted to Group President. In January 2002, Jack was named Group President, Electronic Systems; in December 2002, he was named Segment President, Engine Systems; and in June 2005, he was named Segment President, Airframe Systems. He was named to his current position in January 2007. Prior to joining Goodrich, he spent 19 years with General Electric, starting with its corporate manufacturing management program, and progressing through assignments in manufacturing, engineering, quality and services with GE Aircraft Engines. His last assignment was as General Manager, Marine Business. Jack has a Bachelor of Science degree in Mechanical and Aerospace Engineering from the University of Rochester, and an MBA in Finance from Xavier University.

Executive Profile Cindy Egnotovich Segment President, Nacelles and Interior Systems Cindy Egnotovich is Segment President, Nacelles & Interior Systems. The strategic business units within this segment are Aerostructures, Customer Services, and Interiors. Cindy began her career at Goodrich in 1986 as a Financial Analyst. She was appointed Controller in 1993, Director of Operations in 1996, and then Vice President and General Manager, Ice Protection Systems Division in 1998. In 2000, she was appointed Vice President and General Manager of Commercial Wheels and Brakes. She was named Group President, Engine and Safety Systems in April 2002, Segment President, Electronic Systems in December 2002, and Segment President, Engine Systems in June 2005. She was named to her current position in January 2007. A native of Simpson, Pennsylvania, Cindy holds a Bachelor of Business Administration in Accounting from Kent State University and a Bachelor of Science in Biology from Immaculata College near Philadelphia Pennsylvania.

Executive Profile Jerry Witowski Segment President, Electronic Systems Jerry Witowski is Segment President, Electronic Systems. The strategic business units within this segment are Engine Control and Electrical Power Systems, Optical and Space Systems, and Sensors and Integrated Systems. Jerry began his career at Goodrich in 1978 as a Marketing Engineer in the Sensor Systems business. He was promoted to Vice President of Marketing and Sales in 1988 and was named Vice President and General Manager for the Commercial Transport Business Unit of Sensor Systems as well the head of Goodrich's Test System Business Unit in New Century, Kansas in 1997. In January of 2001, he was named President and General Manager of Sensor Systems. He was appointed to his current position in March 2006. Prior to joining Goodrich, Jerry spent 10 years on active duty in the U.S. Navy where he was a commissioned officer and pilot. He is a graduate of the United States Naval Academy, Annapolis, MD where he obtained his Bachelor of Science degree. He received a Master of Arts degree in Management and Human Relations from Webster University.

Executive Profile John Grisik John Grisik was appointed Executive Vice President, Operational Excellence and Technology in March of 2006. In this role, he leads an organization with responsibility for the implementation of operational improvement activities such as Lean, Six Sigma, and Global Supply Chain Management across the enterprise. The organization is also responsible for corporate-wide technology development, information technology, and strategy. Prior to this assignment, he served as Segment President of several of Goodrich's operating segments. John joined Goodrich in 1991 as General Manager of Ice Protection Systems. He became General Manager of Landing Gear in 1993 and Group Vice President of Safety Systems in 1995, and then Sensors and Integrated Systems in 1996. He was named Group President, Landing Systems in 2000; Segment President, Airframe Systems in December 2002, and then Segment President, Electronic Systems in June 2005. Before joining Goodrich, Dr. Grisik spent 22 years with General Electric primarily in the Aircraft Engine Group where he started his professional career as a materials and processes engineer. He held numerous positions of increasing authority, including Engine System Manager and Head of Strategic Planning. John holds Bachelor's, Master's and Doctor's of Science degrees in metallurgical engineering from the University of Cincinnati, and a Master's degree in Management from Stanford University Graduate School of Business. He is inventor/co-inventor of nine U.S. patents.

Executive Profile Scott Kuechle Senior Vice President and Chief Financial Officer Scott Kuechle is Senior Vice President and Chief Financial Officer of Goodrich Corporation. He was promoted to this position in August 2005. Scott joined Goodrich in 1983 as a financial analyst and held subsequent management positions in financial analysis. In 1988 he became Assistant to the President. From 1989-1994, he had responsibility for Accounting, Information Technology, Human Resources and Purchasing for one of the company's operating subsidiaries. In 1994, he was promoted to Director of Finance and Banking, and in 1998 was elected Vice President and Treasurer of the Corporation. He became Vice President and Controller in September 2004. Scott holds a Bachelor of Business Administration from the University of Wisconsin - Eau Claire and a Master of Science in Industrial Administration from Carnegie-Mellon University. Scott is a member of the Standard & Poor's Corporate Ratings Group CFO Issuers' Council. He is also active with numerous community organizations and is a member of the Board of Trustees of Communities in Schools. Scott is also Treasurer of The Weddington High School Band Boosters.

Executive Profile Paul Gifford Vice President of Investor Relations Paul Gifford is Vice President of Investor Relations, a position he has held since October 1999. Paul is responsible for developing and executing a strategy to inform, attract and retain investors through the company's overall communication with the investment community and relationships with buy and sell-side analysts. To accomplish this, he provides information to investors to enable them to more fully understand the company, its strategies and its prospects. Before joining Goodrich, Paul spent 22 years in Finance and Investor Relations at Boeing. Paul has completed the Executive MBA program at the University of Washington, and received his undergraduate degree in Finance from Washington State University. He has served as the Chair of the School of Business and Economics Advisory Committee at Washington State University, and has been active in many community activities, including the annual fundraising for the Pacific Science Center in Seattle, and Washington State University. Paul is on the national Board of Directors of the National Investor Relations Institute (NIRI).

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F-35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's October 25, 2007 Third Quarter 2007 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Goodrich Overview Marshall Larsen Chairman, President and CEO

Agenda Review of Recent Accomplishments Company Status and Conference Overview

Recent Accomplishments Accomplishments Actuation and Landing Systems margins improved from 5.2% to 10.3% Nacelle and Interior Systems margins improved from 18.6% to 24.9% Electronic Systems margins improved from 12.3% to 13.2% >15% segment OI margins in 2007 Achieved key margin goals two years early. Solid foundation for sustained, rapid EPS growth. Objectives for 2009-2010 Airframe margin improvement toward 10% Sustained, high Engine margins Mid-teens Electronics margins Total Company segment OI margins of 15% What we said in December 2005: What we did through Oct. 2007:

Agenda Review of Recent Accomplishments Company Status and Conference Overview

Company Overview - Goodrich GR Portfolio Attributes Proprietary products Non-discretionary repair/ replacement cycles Large installed base drives aftermarket sales Participation on every large commercial and regional jet platform Significant defense & space presence Results More predictable revenue and income growth Sustainable leadership positions Diverse product portfolio and balanced customer base Sustainable EPS and cash flow growth

Conclusion Top Quartile Financial Returns Operational Excellence Leverage the Enterprise Balanced Growth Goodrich Strategic Imperatives Our strategy has delivered consistent, positive results

Sales by Market Channel 2007 YTD Large Commercial Aircraft Aftermarket 29% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 11% Airbus Commercial OE 14% Defense & Space, OE & Aftermarket 25% Other 6% OE AM Balanced business mix; aftermarket represents > 45 of total sales Regional, Business & Gen. Av. OE 8% Total Commercial Aftermarket 36% Total Commercial OE 33% Total Defense and Space 25%

GOODRICH

2007 & 2008 Sales Expectations By Market Channel

Full Year 2006 Sales Mix	Market	2007 Goodrich Growth	2008 Goodrich Growth	Market expectations - 2009 and beyond
9% 17% 26%	Boeing OE Del. Airbus OE Del. Total (GR Weight)	~9%	~20%	Growth continues for 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak
7%	Regional/Bus/GA OE (Weighted)	~17%	~13%	CF34-10 Engine Nacelles and tail cone on EMBRAER 190 support continued growth through the cycle
35%	Aftermarket (Commercial/ Regional/Bus/GA)	~17%	~8 - 10%	Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate
26%	Defense and Space OE and Aftermarket	~10%	~5 - 8%	OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth
6%	Other	~10%	~10%	Mostly Commercial Helicopter and IGT
100%	Total	12 - 14%	~11%	

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Aerospace and Defense Themes Commercial Aircraft Original Equipment Production New orders at, or near, record levels Strong sales for new models entering production, especially Boeing's 787 Dreamliner Deliveries expected to increase through 2011; rates expected to remain high beyond the peak Commercial Aircraft Aftermarket Products and Services Worldwide growth in available seat miles supports demand for replacement parts and repair and overhaul services Expect 4 - 5 percent base volume growth over the long-term Consistent and predictable over the cycle Aging aircraft fleet drives additional growth for many popular models of aircraft Defense and Space Products and Services Defense spending at record levels Strong demand for products supporting platforms Good growth in helicopter programs Original equipment and aftermarket Good positions on newly funded platforms (e.g. Black Hawk helicopters, F-35) New opportunities for mission equipment and intelligence, surveillance and reconnaissance (ISR) products

Notional Cycle Dynamics and Potential Impact on Goodrich Annual Airplane Deliveries OE Cycle Trough Production Rate Increases; New Development Programs Begin Fleet Increases Rapidly Investment period High OE sales growth Aftermarket growth accelerates Stable Defense & Space markets Higher cash needs Working Capital Capex Program Investments Equilibrium Period OE sales growth flattens AM growth continues Stable Defense & Space markets Cash flow improves Production Peaks New Airplanes In Service Fleet Growth Slows OE Production Declines OE sales decline AM growth continues Fleet additions reach major repair period Stable Defense & Space markets Cash flow improves EPS grows > sales Production Declines Active Fleet Much Larger than at Beginning of Cycle 1,100+ Deliveries 15,000+ in fleet Total Active Fleet

Cycle Dynamics and Potential Impact on Goodrich Notional Impact on Free Cash Flow Airplane Deliveries OE Cycle Trough Production Rate Increases; New Airplane Development Programs Begin; Fleet Increases Rapidly Production Peaks; New Airplanes In Service; Fleet Growth Slows Production Declines; Active Fleet Much Larger than at Beginning Of Cycle Free Cash Flow (1) Percent of Net Income 100% Free Cash Flow (1) % of Net Income 1,100+ Deliveries (1) Net cash provided by operating activities minus Capital Expenditures

Leadership positions and growing market share Leads to sustainable growth in high margin aftermarket Above market organic growth in sales Original equipment - increased share on new programs Aftermarket - growing content, worldwide MRO footprint Military - F-35 (JSF), ISR and helicopter platforms Aftermarket expected to drive margins and earnings growth after OE cycle peaks Cash flow improving and robust over the cycle Demonstrated ability to execute The Value Proposition for Goodrich Goodrich is uniquely positioned for sales, earnings and cash flow growth

Agenda Actuation & Landing Systems Segment Commercial Original Equipment Markets Nacelles & Interior Systems Segment Aftermarket Electronic Systems Segment Defense and Space Markets Operational Excellence & Technology John Grisik Financial Review Scott Kuechle Jack Carmola Jerry Witowski Cindy Egnotovich

Actuation & Landing Systems Jack Carmola Segment President

Aircraft Wheels & Brakes Actuation Systems Landing Gear Engine Components Actuation & Landing Systems Sept 2007 YTD Sales $1,764M OI $182M % OI/Sales 10.3% 2006 Sales $2,084M OI $137M % OI/Sales 6.6%

Great market positions, strong customer base Actuation & Landing Systems Key Market Positions Business Key Products Market Position Key Customers Actuation Systems Primary & Secondary Flight Controls, Nacelle Actuation #1 EADS, Boeing, MOD, Bombardier, Lockheed Aircraft Wheels & Brakes Wheels, Braking Systems #1/2 Global Airlines, Commercial & Military OEMs Landing Gear Landing Gear #1/2 Boeing, Airbus, Bombardier, Lockheed Engine Components Fuel Nozzles, Airfoils & Rotating Assemblies, Power Transmission Systems #1/2 Rolls-Royce, Honeywell, DOD, GE, UTC, Caterpillar, Sikorsky, Bell Helicopter

Actuation & Landing Systems Good Balance Airbus and Boeing Commercial & military High aftermarket content OE cycle driving top line growth A380, 787, JSF wins add layer of growth beyond current cycle A320 and new platform content expected to enhance future aftermarket growth Sales by Market Channel 3Q YTD 2007

Actuation & Landing Systems Portfolio Assessment - 2005 Investor Conference Operational Performance Financial Returns High Low Low High Actuation ATS Wheels & Brakes Landing Gear 2005

Actuation & Landing Systems Portfolio Position Today Operational Performance Financial Returns High Low Low High 2007 Landing Gear Wheels & Brakes Engine Components Actuation

Actuation & Landing Systems Key Performance Drivers Balanced Growth Leverage the commercial OE upturn Pricing actions to recover rising raw material costs Landing Gear Boeing long-term agreement renewal Execute on new platform positions (e.g. 787 Wheel & Brake) Leverage and grow aftermarket Operational Excellence Cost reduction for margin expansion Low-cost country sourcing Manufacturing expansion in low-cost facilities Continuous Improvement/Lean initiatives Working capital improvement targets - management incentives Leverage the Enterprise Focus on supply chain organization to drive cost reduction Leverage electronics design capability (EHA actuation, electric brake, brake controls, combustion control) Implemented SAP in Wheels & Brakes; Landing Gear in 2008

Balanced Growth Pricing Actions/Contract Negotiations Landing Gear Boeing long term agreement renewed $2+ billion sales value over 6 years (2007-2012) Exclusive agreement for assigned programs Other contractual escalations negotiated Pursuing base price increases for marginal programs Selective catalogue price increases

Balanced Growth Execute on New Platform Positions 787 Wheels & Electric Brake Qualification and systems integration testing progressing System weight below target Currently exceeding 70% market share Airline competitions won so far: Qantas - 65 firm orders All Nippon - 50 Japan Airlines - 35 Northwest - 18 China Southern - 10 Shanghai - 9 Lot - 8

Balanced Growth Leverage and Grow Aftermarket Wheel & Brake Product upgrades improve competitiveness and reduce cost Growing service network 737NG carbon, 747-8 Actuation Systems MRO efficiency improvements to capture share Develop and sell product improvements Landing Gear Working with Boeing for licensing to expand spares market access Service business growth Capturing 737NG MRO work

Segment Profitability 2005-2007 2005-2007 margin improvement factors: + Base volume growth + Product pricing + Supply chain & productivity savings - Raw material prices - OE free-of-charge volume - FX

Commercial OE Market

Sales by Market Channel 2007 YTD Boeing Commercial OE 11% Airbus Commercial OE 14% Regional, Business & Gen. Av. OE 8% Total Commercial OE 33%

Commercial OE Production Drivers World GDP: macro driver World revenue passenger mile (RPM) growth Airline profitability Aircraft retirements Driven by aircraft age and fuel burn efficiency New influence: The "Green" movement May slow traffic growth Emissions regulations may accelerate replacement of old aircraft

World RPM and ASM Growth Rates Source: ROM Associates Demand for air travel continues to outpace added capacity

Large Commercial Aircraft - On Order Distribution Backlog is well-balanced by region and customer type By Customer Type Source: Ascend CASE

World Aircraft Retirements Source: The Airline Monitor Highest retirements in history - a combination of high fuel prices and old aircraft Minimal Goodrich content on retired aircraft

Large Commercial Aircraft Deliveries Deliveries in the current cycle do not seem excessive relative to the total fleet Source: The Airline Monitor

Increasing Content per Aircraft Original Equipment Production High Airbus content - on high growth platforms Aircraft introductions between now and 2013 will help support higher production/delivery levels later A380, 787, 747-8, A350 Average Content per Aircraft ($M) B737, A320 B767, A330 B787, A350 B777, A340 B747 A380 Higher Goodrich content on new aircraft than on aircraft being replaced

Goodrich Positions - Boeing 787 Dreamliner Proximity Sensing Systems Exterior Lighting Systems Engine Data Concentrators Icing Conditions Detectors Nacelles & Thrust Reversers Cargo Systems Cabin Attendant Seating Emergency Power Assist System Fuel Quantity Indicating Systems - Fuel Quantity Data Concentrators - Refuel Panel Flight Deck Lighting System Flight Deck Video Surveillance Systems Wheels & Electric Braking Systems Braking System Controllers Trent 1000 Engine Sensor Suite Trent 1000 Engine Engine Controls Heated Floor Panels & Integrated Controllers Air Data Sensors

Commercial Airplane Delivery Forecast

Summary Well positioned during current OE upturn OE cycle driving top line growth Increasing market share with new platform positions Current platform positions sustaining aftermarket volumes Margin improvement focus paying dividends Pricing strategy Cost reduction actions Executing on new programs A380 787 Commercial cycle looks sustainable through 2011

Nacelles & Interior Systems Cindy Egnotovich Segment President

Interior Products - Slides Aerostructures Sept 2007 YTD Sales $1,626M OI $405M % OI/Sales 24.9% 2006 Sales $1,984M OI $418M % OI/Sales 21.1% Interior Products - Lighting Interior Products - Cargo Customer Services Nacelles & Interior Systems Key Products

Nacelles & Interior Systems Key Market Positions Business Key Products Market Position Key Customers Aerostructures - Nacelle System Structures #1 Airbus, Boeing, Engine OEs, DOD, Airlines Interior Products - Evacuation Slides - Seating Products - Lighting Systems - Cargo Systems - Inflatable Slides, Hardware & Pack Boards - Pilot & Crew Seats - Internal & External Lighting Systems - Mechanical, Electronic Cargo Systems #1 #1 #2 #1 Airbus, Boeing, Embraer, Airlines USAF, Boeing, Airbus, Cessna, Airlines Airbus, Bombardier, Boeing, Military, Airlines Boeing, Airbus, Airlines High percentage of business #1, #2 in market, strong customer base

Sales by Market Channel 3Q 2007 YTD Actual Other 1% Boeing Commercial OE 10% Airbus Commercial OE 27% Large Commercial Aircraft Aftermarket 46% Regional, Business, & General Aviation Aftermarket 2% Military & Space, OE, & Aftermarket 8% Regional, Business, & General Aviation OE 6% Largest Total Aftermarket Content (> 50%) Strong & Growing Commercial Aftermarket Largest Airbus Commercial OE Position on A320 Provides Future Commercial OE & Aftermarket Growth Nacelles & Interior Systems

Nacelles & Interior Systems Key Performance Drivers Key Performance/Margin Drivers: Balanced Growth Capitalize on new program wins (787, A350, Regional Programs) Leverage and grow aftermarket opportunities Position proprietary technologies for new business opportunities Operational Excellence (Margin Protection) Deliver new programs on schedule and on budget Continue emphasis on operational performance and Continuous Improvement Working capital improvement targets - management incentives Execute low-cost manufacturing strategy (Mexicali and Bangalore) Leverage the Enterprise One-Face-to-the-Customer key initiatives Consistent application of aftermarket strategy Leverage Enterprise Supply Chain initiative

Nacelle System Components Inlet Cowl Fan Cowl Doors Thrust Reverser Exhaust Nozzle (Engine) Engine Build-Up Hardware

Nacelle Components & Technology Inlet Cowl Air intake to the engine Fan Cowl Large access doors to the engine Thrust Reverser Deploys to reverse engine fan thrust Exhaust Nozzle Engine exhaust Engine Build-Up Hardware Hydraulic, pneumatic, and electrical system interface with the engine Inlet Cowl Fan Cowl Doors Thrust Reverser Exhaust Nozzle Engine Build-Up Hardware Advanced Composites, Large Structures Carbon fiber laminates, composite, and metallic honeycomb structure Acoustic, Noise-Absorbing Materials Honeycomb sandwich, perforated skins Anti-Ice Systems Thermal systems, guards ice ingestion High-Temperature, Lightweight Materials Titanium, inconel, aluminum alloys Durable, Lightweight Construction Hot, high-vibration environment requires optimized weight with long service life

Nacelles & Interior Systems Segment Profitability 2005-2007 2005 - 2007 Margin Improvement Factors: + Volume growth, especially aftermarket + Process improvements + Supply chain and productivity savings - Higher R&D - Raw material pricing

Sales by Market Channel 2007 YTD Large Commercial Aircraft Aftermarket 29% Regional, Business, & General Aviation Aftermarket 7% Defense and Space Aftermarket 9% Total Aftermarket 45%

Enterprise Aftermarket Strategy How can Goodrich achieve top-quartile aerospace returns? By LEVERAGING and GROWING our aftermarket positions In this context, aftermarket means: Spares Sales & Income Maintenance, Repair, & Overhaul (MRO) Sales & Income Flight Hour/Asset Management Contract Sales & Income Information - Technical Data, Intellectual Property, etc. Commercial & Military Markets Success linked to leveraging aftermarket profits long term

Importance of Key Aircraft Platforms F-35 Typhoon F-22 Introduction Growth Maturity Decline

A320 Airline Fleet 2006 = 3,350 aircraft 2018 = 6,700 aircraft 6 SBUs/700 Part Numbers $3-7M Potential Aftermarket Lifecycle Revenue Per A320 Aerostructures Wheels & Brakes Actuation Systems Interiors Sensors & Integrated Systems Engine Controls & Electrical Power Systems Significant Goodrich content and fleet size drive A320 aftermarket growth 8000 0 1000 2000 3000 4000 5000 6000 7000 1988 1992 1996 2000 2004 2008 2012 2016 2020 2024 2028 2032 2037 2041 A320 Fleet Growth (historical & expected) Aircraft Importance of Key Aircraft Platforms

Aftermarket Nacelle Revenue Stream 20-Aircraft Fleet Warranty Period Fleet Growth First Overhaul Cycle Mature Fleet 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Sales ($) IP period Major rotable sales Spare parts and MRO sales begin Spare parts and MRO sales grow due to a maturing fleet and the first overhaul cycle. Some unscheduled major sales Continued growth in spare parts and MRO sales due to an aging fleet and the doubling up of the first and second overhaul cycles. Spare Parts IP Spare Parts MRO Services Major Units Consistent long-term revenue and cash stream Delivery Assumption - 4 aircraft per year over 5-year period

Global MRO Network Implement consistent service center "franchise" design Global ERP MRO design - Link all OEM and MRO locations Multiple product capability Repair engineering design capability Global logistics provider linkage Best-in-class operational performance Major Expansions Growth Areas Global MRO network optimized to grow spare parts sales MRO Expansions Foley, AL & Prestwick, Scotland Singapore Goodrich MRO sites combined into one campus with greater capacity Dubai, UAE - New site in high growth region MRO Expansion by 2008 ~ 100%

Asset Management and Long-Term Agreements (LTA) Customer Needs: Simplified supplier interfaces Leaner purchasing and logistics organizations Reduced investments in assets Lower administrative costs Higher aircraft dispatch Internal Goodrich Drivers: Capture MRO maintenance events Promote use of Goodrich parts for repair Increase services provided Leverage exchange pools for higher margins Cost reductions (repairs, parts) Efficient, centralized contract management Market Drivers Opportunities LTAs and asset management programs are opportunities for Goodrich Sales Per Aircraft Non-GR MRO GR Total Aftmkt Sales GR Spares/ Repairs Sales DER Repairs Traditional LTA/FHA

Speed & Ease - Operational Excellence Policy Deployment Focus organization on superior delivery and quality performance In-House Developed, Point-of-Use Tools

Total Goodrich - Aftermarket Sales Goodrich-installed base of aftermarket products provides excellent growth opportunity A320 fleet will exist for another 30 to 35 years New program wins position Goodrich for future aftermarket growth MRO capacity in place to support growth Driving operational excellence - speed & ease Building a best-in-class, integrated system to leverage and grow aftermarket business

Electronic Systems Jerry Witowski Segment President

Electronic Systems Sensors and Integrated Systems Engine Controls & Electrical Power Systems Intelligence, Surveillance & Reconnaissance Systems Sept YTD 2007 Sales $ 1,335M OI $ 176M % OI/Sales 13.2% 2006 Sales $ 1,652M OI $ 219M % OI/Sales 13.2%

Electronic Systems Key Market Positions Business Key Products Market Position Key Customers Sensors & Integrated Systems Air Data & Engine Sensors De-icing Products Fuel Management, HUMS Hoists and Winches #1 #1 #1 #1 Lockheed Martin, Bombardier, DoD, Boeing, Sikorsky Intelligence, Surveillance & Reconnaissance Systems High Altitude Cameras Laser Warning Systems Space Optical Systems #1 #1 #2 US & Allied Governments, Government Labs, DARPA Engine Controls & Electrical Power Systems Small Engines Large Engines Electrical Power #1 #2 #2 Rolls Royce, Honeywell, Turbomeca, Airbus, Dassault, GE Great market positions and a diverse customer base

Electronic Systems Protectable Product and Subsystem Niches Technology and speed to market are keys to new business Moderate R&D costs are offset by Government funding but no "big" bets Military Sales are a major component of total segment revenue Regional and Business aircraft market channels are growing in significance Other 7% Boeing Commercial OE 3% Large Commercial Aircraft Aftermarket 15% Airbus Commercial OE 5% Regional, Business and GA Aftermarket 10% Defense & Space, OE and Aftermarket 49% Sales by Market Channel 3Q YTD 2007 Regional, Business and GA OE 11%

Electronic Systems Key Performance Drivers Key Performance/Margin Drivers: Balanced Growth Maximize Shipset Content on New Programs Pursue Retrofits and Technology Upgrades Introduce New Products Operational Excellence Lean Product Development Improved Sales and Operations Planning Supply Chain Continuous Improvement Leverage the Enterprise Strong Linkage with Enterprise Technical Centers X-SBU Program Pursuits Electronic Design Excellence Customer Service Strategies

Electronic Systems Segment Profitability 2005-2007 2005-2007 margin improvement factors: + Execution on development programs + Productivity and supply chain savings + Sales volume leverage - Program funding - FX

Defense and Space Markets

Sales by Market Channel 2007 YTD Defense & Space, OE & Aftermarket 25% OE AM Total Defense and Space 25%

Focused pursuit of Military Market is key to our Balanced Growth Strategy We have significant opportunities for growth within a flat Military spending environment Spending in Goodrich related accounts is robust ISR Investment Helicopters Aftermarket Defense & Space Market

Goodrich Defense & Space Sales UAVs Marine Space Vehicles Missiles and Precision Weapons Ground Vehicle Systems Space Systems Security Systems 2006 SALES $1.5B Payloads Platforms Transport & Special Mission A/C Rotary Wing Tactical Jets ISR, Classified and other $1.1B 73% $0.4 27% Strong position in platforms Payload area offers strong growth

Increase Role Major Systems Integrators System Level Primes 1st Tier System Integrators Subsystem and Product Suppliers Platform and Payload Strategy Component and Material Suppliers Payloads ISR Systems Security Systems Improve tier one positions grow aftermarket Leverage competencies into prime and integrator roles Grow Content Platforms Aircraft Structural Components Temp and Pressure Sensors Wheels and Brakes Actuation Systems Flight Controls Power Systems Fuel Systems Landing Gear Lighting Reconnaissance Systems Integrated Security Systems Infrared imaging devices Precision weapon control Laser warning systems Precision optics Missile actuators

F-35 (Joint Strike Fighter) Landing Gear Systems Power Take Off Shafts Weapons Bay Door Actuator Engine Ice Detection & Protection Fuel Management System Engine Sensors Air Data System Modulated Exhaust Cooling Duct $3M Goodrich Content

GOODRICH

CH-53K
Goodrich Potential Content



Actuation Systems Including Main & Tail Actuators and Hydraulic Systems
Mechanical Diagnostics
Engine Control Systems
Exterior Lighting
Driveshafts & Flexible Couplings
Engine Sensors & Components
Engine & Rotor Ice Protection Systems
Laser Warning Receivers
Rescue Hoists
Fuel Injection Systems
Ice Rate Sensing Systems
Cockpit & Interior Lighting
Windshield Wiper Systems
Wheels & Brakes
Life Rafts
Fuel & Utility Systems
Intelligent Power Distribution Systems
Vehicle Health Management
Canopy Severance System
Cabin Heating Systems
Landing Gear
Air Data Sensors & SmartProbe™ Systems

Goodrich potential content: $1.5 - $2.0 per shipset

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Military Helicopter Market Helicopters are 55% of future production and 40% of current inventory Major Programs Platform QTY Prime UH-60M 1200 Sikorsky CH-53K 227 Sikorsky CH-47F 513 Boeing AH-64 Block III 639 Boeing ARH 512 Bell LUH 322 EADS 1 Data from Forecast International, Teal Group, DoD Budgets

Platform Growth - CH53K Example Historically $300 to $500K Shipset Approach Leverage Strong Customer Positions Increase Content on Existing Platforms Maximize Content on New Entrants Target $1.5 to $2M Shipset Enterprise approach increases revenue opportunities Electric Power Generation & Distribution Drive System Lighting System Cargo Hold System Data Concentrator Utility Management System Integrated Vehicle Health System Proximity Sensors Air Data System Solid State Inertial Systems Integrated Fuel System = awarded business

Alignment for ISR Growth "Optical and Space Systems" now "ISR Systems" Products, competencies and investments are aligned with growth strategies for Space, Airborne and Ground ISR Goodrich ISR target market is $10B over 5 years

Intelligence Surveillance Reconnaissance Market ISR is a priority for military budgets worldwide Global War On Terrorism (GWOT) Transition to UAV platforms Upgrade tactical reconnaissance cameras from film to digital Operationally Responsive Space (ORS) Goodrich products, competencies and investments well positioned GWOT U2 product utilization at all time high UAV Growing Operational Need within US and UK for DB110 Film to Digital DB-110 has captured 90% of international awards ORS Under contract to modify U2 camera for Space

Airborne ISR DB-110 for Manned and Unmanned Platforms Establish DB-110 as the premiere, long-range, tactical Recce sensor UK Tornado Poland F-16 Greece F-16 Unannounced F-16 Japan P-3 Position for large UAV platforms Demonstrate capability on Predator B Con-Ops to quantify the advantages.... "DB-110 extended coverage enables MQ-9 to image targets in 58% less time and fly 57% fewer miles" Growing operational need for US and UK

Defense & Space Market Summary Focused pursuits and advanced technology are keys to growth Space Airborne Ground Goodrich well positioned in aircraft platform content New Programs, Upgrades, Aftermarket Payload area offers significant growth potential ISR Systems - GWOT, UAV, ORS

John Grisik Executive Vice President Operational Excellence & Technology

Operational Excellence and Technology Structure and Goals GOALS Accelerate improvement in on-time delivery and quality Reduce cost of poor quality Introduce infrastructure to leverage Goodrich Accelerate move to LEAN and CI culture Support consolidation and rationalization Focus technology development Continuous Improvement / Lean Supply Chain Management Information Technology Advanced Technology Operations Support BUSINESSES

Information Technology SAP chosen for installation across Goodrich Program introduced business by business Schedule accelerated one year - 2013 completion Progress to date excellent >50% of sales covered by Q4 2008 Investment

Advanced Technology Technology roadmaps defined for commercial and military products Commercial technology development focused on next generation single aisle planes Military technology development focused on payload enhancement Internal advanced funding process

Continuous Improvement Process Continuous Improvement Process What is it that makes the Goodrich Continuous Improvement Process robust and stand out from the many others? It is a closed-loop CI process that is an integral element of the business plan applied to all business processes: New product introduction Manufacturing Administrative & support Driven by the 'Voice of the Customer' and focused on driving results of importance to our business and customers. Goals include: Product quality On time delivery Product cost reduction Development cost reduction Time to market

Goodrich CI: Combining Lean & Six Sigma Create value streams Pull by the customer USL LSL USL LSL USL LSL failure! eliminate defects minimize variation target xbar (m) LSL s s s s s s USL 6 A powerful combination... Lean Six Sigma + .... that drives impressive improvement Speed Quality eliminate waste minimize leadtime Make value flow Define value Lean & Six Sigma are complementary tools for reducing cost & improving customer service

Continuous Improvement Trends

Continuous Improvement Trends Cost of Poor Quality % of Sales

Low Cost Manufacturing Current Progress Bandung, Indonesia Actuation Systems Machined Parts Krosno, Poland Landing Gear Machined Parts Bangalore, India Interior Systems Engineering Guaymas, Mexico Engine Components Machined Parts Xiamen, China Customer Services North America and West Europe 92 legacy locations Fang Ling, China Wheels and Brakes MRO GR LCC workload shift 6.2% 2007 YTD 5.5% 2006 YE 4.2% 2005 YE Accelerating growth at existing low cost country campuses

Low Cost Manufacturing Bangalore, India Bangalore Campus Began in 1997 as service center Relocated to new site in 2006 India Manufacturing Experience 40% cost reduction 20% productivity improvement Quality equal or better India Design Center launched in 2006 At 130, expanding to 400 people: 80% savings All SBUs with commercial OE engaged Solid management of growth with good delivery, quality and cost India Campus Planned Employees

Low Cost Manufacturing Krosno, Poland Krosno Established 1975, 1996 Coltec JV 1999 GR acquire, 2003 full LG assembly Capabilities Area - 108K sq. ft. Full plating, heat treat processes Very good use of lean tools F-35 (JSF) production site Successful Operation Solid local management Skilled local workforce World class machining facility

Low Cost Manufacturing Mexico Progressive build of aerospace skill base via US support Total Mexico Headcount Forecast Engine Components Guaymas Precision ground airfoils Double the size and consolidate in the US Aerostructures Mexicali 787 nacelle components SPF/Hot Size, cold forming, core cowl 350K sq. ft. facility construction 350 employees worth of work Startup in 2008 Area for other SBUs

Supply Chain Management Supply chain challenges Build rates at an all time high Industry capacity is limited and constrained Direct material escalations continue, but at a slower rate Indirect materials reductions offsetting direct material escalations Process improvements critical to business performance and savings Process to assess current supply base started Introducing a standard process for businesses to assess supply base risk Enterprise support teams to address identified risks

Supply Chain Management Supply chain savings approach Focused on total cost of procurement LCC generally 40%+ price reductions but two years to transfer and long supply lines No specific goal for percent LCC procurement; it's about total cost "Same guy - new price and performance" is preferred solution High cost suppliers with poor quality and delivery records - first area of focus We are 25% of the way on our journey in supply chain and accelerating

Low-Cost Country Sourcing Example Actuation and Landing Systems Asia Developing several Chinese aerospace suppliers for simple to complex purchased machined parts 2007 progress: ~1,200 part numbers, $18M spend, $9M savings 2008 target: ~$13M savings Eastern Europe VSMPO Russian titanium long term supply agreement and rough machining for competitive market pricing and capital avoidance Move 200K machining hours from Actuation Western Europe facilities to China/Poland supply bases: 2007-2009

Summary Continuous Improvement and LEAN becoming ingrained in culture across all functions; benefits are growing Focused technology development positioning us for next generation single aisle competition and increased military payload content Global manufacturing and procurement strategy defined and on track Supply Chain capacity and capability remains a concern that will be followed closely, even as we drive for continued savings Implementing the processes and infrastructure for cross- enterprise collaboration

Scott Kuechle Senior Vice President and CFO Financial Review

Agenda Delivering Results Capital Structure Objectives 2007 and 2008 Outlook

Financial Results Delivering on Commitments Financial Metric 12/05 Goals Status Sales Growth 6-7% per year 10-12% per year Margins 15% by 2009 or 2010 ~15.5% in 2007 EPS Growth 10-25% per year ~40% per year Cash Conversion %* 50-75% 60-75% Leverage Debt/EBITDA of 2.0-2.5 Debt/EBITDA of 1.6x Dividends Grow into Payout Increased 12.5% Share Repurchases None $300M program ~ 2.7M shares purchased through 3Q07 * Net cash provided by operating activities minus Capital Expenditures/Income from Continuing Operations

Delivering Sustained Sales Growth and Margin Expansion $M Sales (Trailing Four Qtrs.) Segment Operating Income Margins (Trailing Four Qtrs.) 2007 Outlook Range Approximate 2007 Outlook ~

Agenda Delivering Results Capital Structure Objectives 2007 and 2008 Outlook

Financial Policy and Capital Deployment Balance Sheet Goals Mid/upper BBB/Baa Debt/EBITDA ~ 2.0-2.5x Dividend Policy Competitive payout Review periodically Generally track expected earnings/cash flow growth Reinvestment/Acquisitions First choice for excess capacity Disciplined Good value Bolt-ons Share Repurchases Minimum - maintain share count Consider larger program if value-add acquisitions unavailable

Agenda Delivering Results Capital Structure Objectives 2007 and 2008 Outlook

Notional Cycle Dynamics and Potential Impact on Goodrich Annual Airplane Deliveries OE Cycle Trough Production Rate Increases; New Development Programs Begin Fleet Increases Rapidly Investment period High OE sales growth Aftermarket growth accelerates Stable Defense & Space markets Higher cash needs Working Capital Capex Program Investments Equilibrium Period OE sales growth flattens AM growth continues Stable Defense & Space markets Cash flow improves Production Peaks New Airplanes In Service Fleet Growth Slows OE Production Declines OE sales decline AM growth continues Fleet additions reach major repair period Stable Defense & Space markets Cash flow improves EPS grows > sales Production Declines Active Fleet Much Larger than at Beginning of Cycle 1,100+ Deliveries 15,000+ in fleet Total Active Fleet

Cycle Dynamics and Potential Impact on Goodrich Notional impact on Free Cash Flow Airplane Deliveries OE Cycle Trough Production Rate Increases; New Airplane Development Programs Begin; Fleet Increases Rapidly Production Peaks; New Airplanes In Service; Fleet Growth Slows Production Declines; Active Fleet Much Larger than at Beginning Of Cycle Free Cash Flow (1) Percent of Net Income 100% Free Cash Flow (1) % of Net Income 1,100+ Deliveries (1) Net cash provided by operating activities minus Capital Expenditures

2007 Financial Outlook Actual Nine Months Implied Q4 2007 Outlook Sales $4,724M ~$1,675M ~$6,400M Diluted Earnings Per Share: - Continuing Operations $2.84 $0.81-0.86 $3.65-3.70 - Net Income $2.75 $0.80-0.85 $3.55-3.60 Free Cash Flow (1) $246M $50-100M $285-350M Conversion % (2) 68% 50-100% 60-75% 2007 outlook increased October 25 (1) We define "Free Cash Flow" as: Net cash provided by operating activities minus Capital Expenditures (2) Free Cash Flow/Income from Continuing Operations Note: See appendix for detailed calculation and reconciliation of Free Cash Flow and Conversion as of the dates indicated.

2008 Outlook Continued robust growth in all market channels Stable margins >15% + Continued aftermarket and defense/space growth - Rapid sales growth in new lower margin 787/A380 programs EPS growth of 12-17% to $4.15-$4.30 Stronger if aftermarket grows more than 10% Impacted by higher tax rate in 2008 (-$0.15) Free cash flow conversion improved to >75% conversion

GOODRICH

2008 Outlook
P&L Summary ($M)

	Estimate 2007	Estimate 2008	B/(W)
Sales	~$6.4B	$7.1-$7.2B	~11%
Segment Income	~$1000	$1100-1125	~11%
Margin %	~15.5%	~15.5%	~ Flat
Effective Tax Rate (%)	31-32%	~33-35%	(2.5 pts)
Income-Cont. Ops.	$465-475	$530-550	~ +15%
EPS (Diluted)			
- Continuing Operations	$3.65-$3.70	$4.15-$4.30	+12-17%
- Net Income	$3.55-$3.60	$4.15-$4.30	+15-20%
Diluted Shares	~128M	~128M	

Strong Sales and EPS growth

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GOODRICH

2007 to 2008 Earnings Bridge

Item	*(Dollars in Millions)* Sales	*(Dollars in Millions)* After-tax Income from Continuing Operations	Diluted EPS - Continuing Operations
Continuing Operations – 2007 Outlook (Mid-Range)	~$6,400	~$470	~$3.68
- Operations	~$750	~$86	~$0.66
- Foreign Exchange		~($21)	~($0.16)
- Corporate Costs and Other Expenses		~$25	~$0.20
- Effective Tax Rate Increase		~($20)	~($0.15)
Continuing Operations – 2008 Outlook (Mid-Range)	~$7,150	~$540	~$4.23

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2008 Outlook
Free Cash Flow ($M)

	Estimate 2007	Estimate 2008	2008 Highlights
Income from Cont. Ops.	~$470	~$540	- Middle of Range
Deprec. & Amort.	~$250	~$275	
Working Capital			
-- Non-Product Inventory	~($130)	~($110)	- Nacelle program investments (787/A350)
-- Other	~($110)	~($50)	- Improvement in working capital management
Income Taxes/Other	~$110	~$60	
Cash Flow-Operations	~$590	~$715	~20% improvement
Capital Expenditures	~($280)	~($265)	
Free Cash Flow (1)	~$310	~$450	
Conversion (2)	60-75%	>75%	- Target 100% over Cycle

(1) We define "Free Cash Flow" as: Net cash provided by operating activities *minus* Capital Expenditures
(2) Free Cash Flow/Income from Continuing Operations

Continued improvement in cash flow

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Pension Outlook Discount Rate-Expense 5.64% 5.89% 6.00% 6.25% 6.25% Discount Rate-Funded Status 5.89% 6.22% 6.25% 6.25% 6.25% Asset Returns 9.0% 9.0% 9.0% 9.0% 9.0% ABO YE Funded Status 90% 97% 100% 100% 100% Expense trending down as interest rates increase Contribution requirements decline as plans become fully funded Expense sensitivity Measurement date 12/31 25 bps interest rate increase = $11M lower pretax expense 1% higher asset return = $5M lower pretax expense $ Mil Worldwide Pension Expense/Contributions Expense Contributions US Plan Assumptions

2008 Outlook Summary ~11% sales growth Stable margins >15% ~15% growth in EPS from continuing operations Free cash flow conversion improving to >75% Solid growth in earnings and cash flow while building the value of the franchise We define "Free Cash Flow" as: Net cash provided by operating activities minus Capital Expenditures Free cash flow conversions equals: Free Cash Flow/Income from Continuing Operations

Appendix

GOODRICH

Foreign Exchange Hedging Program

EXPOSURE

- ~ $800M equivalent net cost position in £/€/CAD
  - ~90% of sales in US$
  - ~75% of pre-tax costs in US$
- Exposure driven by European manufacturing presence
- Active programs to reduce exposure
  - Outsourcing
  - Contract terms

HEDGING PROGRAM

- Purpose is to reduce earnings and cash flow volatility
- Hedge 5 years on declining basis
  - 80-100% next 12 months
  - 60-85% 13-24 months
  - 40-65% 25-36 months
  - 25-50% 37-48 months
  - <30% 49-60 months
- Range provides discipline while allowing judgment

- Understand exposure
- Active programs to reduce exposure
- Effective hedge program to reduce volatility

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Foreign Exchange Additional Year-Over-Year Expense if Rates Stay at 9/30/07 Levels FX pressure consistent with levels experienced the last several years $M $27 $27 $33 $24 Over 50% of impact is in Actuation and Landing Systems Segment Sensitivity to Rate Changes Minimal change in 2008 due to 95% hedge position Each 1% increase in dollar strength ~$4M pretax income in 2008 2006 2007 2008 2009 2010 $17

Reconciliation of Free Cash Flow and Conversion % to Cash Flow Statement Line Items Actual Nine Months Implied Q4 2007 Outlook Net cash provided by operating activities $406 $180 - $210 $585 - $620 Minus: Capital expenditures ($160) ($110-$130) ($270-$290) Equals: Free Cash Flow $246 $50-$100 $285-350 Divided by: Income from continuing operations $363 $100-110 $465-$475 Conversion % 68% 50-100% 60-75% (Dollars in Millions) This presentation may use the non-GAAP financial measures of "free cash flow" and free cash flow "conversion %". We define free cash flow as "net cash provided by operating activities" minus "capital expenditures". "Conversion %" is defined as "free cash flow" divided by "income from continuing operations". Free cash flow is a liquidity measure that provides useful information to management about the amount of cash available for investment in our business, funding strategic acquisitions, repurchasing stock and other purposes. We believe that "free cash flow" provides management and investors with a more complete understanding of our operating results and trends. Our presentation of non-GAAP financial measures is intended to supplement investors' understanding of our operating performance. These non-GAAP financial measures are not intended to replace "cash flow" or other GAAP measures. These non-GAAP financial measures may not be comparable to similar measures used by other companies.

Closing Remarks Marshall Larsen Chairman, President and CEO

Leadership positions and growing market share Leads to sustainable growth in high margin aftermarket Above market organic growth in sales Original equipment - increased share on new programs Aftermarket - growing content, worldwide MRO footprint Military - F-35 (JSF), ISR and helicopter platforms Aftermarket expected to drive margins and earnings growth after OE cycle peaks Cash flow improving and robust over the cycle Demonstrated ability to execute The Value Proposition for Goodrich Goodrich is uniquely positioned for sales, earnings and cash flow growth